Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of BioMarin Pharmaceutical Inc. (the “Company”) for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jean-Jacques Bienaimé, and Jeffrey H. Cooper, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEAN-JACQUES BIENAIMÉ
Jean-Jacques Bienaimé Chief Executive Officer March 25, 2010

/s/ JEFFREY H. COOPER
Jeffrey H. Cooper Chief Financial Officer March 25, 2010